Exhibit 99.1

FOR IMMEDIATE RELEASE

C&S Wholesale Grocers to Acquire SpartanNash for
$26.90 per Share in Cash

Merger Will Enable the Combined Company to More Efficiently Serve Customers and Communities Across the United States; Expected to Make Groceries More Affordable for Millions of Americans

KEENE, N.H. and GRAND RAPIDS, Mich. – June 23, 2025 – C&S Wholesale Grocers, LLC (“C&S”) and SpartanNash® Company (Nasdaq: SPTN) (“SpartanNash”) today announced that they have entered into a definitive merger agreement (the “Agreement”) pursuant to which C&S will acquire SpartanNash for a purchase price of $26.90 per share of SpartanNash common stock in cash, representing total consideration of $1.77 billion, including assumed net debt (the “Transaction”). The Transaction price represents a 52.5% premium over SpartanNash’s closing price on June 20, 2025, of $17.64, and a premium of 42.0% to its 30-day volume-weighted average stock price as of June 20, 2025.

The Transaction has been unanimously approved by the Boards of Directors of both companies.

SpartanNash’s previously announced quarterly cash dividend of $0.22 per common share will continue to be paid on June 30, 2025, to shareholders of record as of the close of business on June 13, 2025.

“This is an exciting opportunity for our team members, partners and, notably, our customers. C&S and SpartanNash share many of the same values, including a strong emphasis on customers, teamwork and our communities. Together, we are uniting some of the most advanced capabilities and boldest innovations in the distribution market to better serve communities across the nation. At C&S, we have a legacy of braggingly happy customers, and our team members strive every day to take care of our customers’ stores as if they are our own. The combination of our two companies’ capabilities puts our collective customers’ stores and our own retail stores at the center of the plate, supporting their ability to thrive in a highly dynamic and competitive environment. Our customers need us more than ever, and we are building a sustainable platform for our team members to be able to support them long into the future,” said C&S Chief Executive Officer Eric Winn.

“We are energized by the opportunities this combination provides for our Associates and customers. With our organizational values in close alignment, there will be exciting new career opportunities for our people and a continued commitment to a People First culture. For our customers, this transaction creates the necessary scale, efficiency and purchasing power needed to enable independent retailers to compete more effectively with larger big box chains. Neighborhood grocers are essential pillars of our communities that we want to preserve and strengthen. A thriving hometown grocery store supports local farmers, bolsters the local economy, and enhances the overall health and well-being of the community,” said SpartanNash President and CEO Tony Sarsam.

Compelling Strategic Rationale

•	Complementary Food Distribution Networks to Better Support Independent Retailers: Together, the combined company will operate almost 60 complementary distribution centers covering the U.S. and will serve close to 10,000 independent retail locations, with collectively more than 200 corporate-run grocery stores.
•	Greater Efficiency and Scale Expected to Result in Lower Prices for Grocery Shoppers: Being able to operate at a larger scale, supported by the combined innovative capabilities of the two companies, enables a more efficient supply chain as well as an ability to secure the best possible delivered cost of goods and promotional discounts, which are expected to translate to better pricing for community retailers and at the shelf for consumers. Profit margins in the grocery industry are very low — averaging only 1.6%[1] — and customers and consumers deserve the best value for food and household goods. The stability of the combined organization will allow the combined company and its customers to better compete against various extremely large global grocers in the U.S. food-at-home space, a more than $1 trillion annual industry.[2]

1 Source: Food Industry Association: https://www.fmi.org/our-research/food-industry-facts/grocery-store-chains-net-profit

2 Source: Food Industry Association: https://www.fmi.org/our-research/food-industry-facts

•	Preserves Accessible, Affordable Nutrition and Pharmacy Services in Local Communities: Nearly half of all U.S. counties have at least one pharmacy desert[3] — a 10-mile radius with no retail pharmacy — and an estimated 5.6% of the American population lives in a food desert.[4] Providing families with access to fresh food, essential prescription medications and health services is at the core of the combined company’s operations, distributing to community retailers and operating corporate grocery stores and pharmacies.

Transaction Details

The Transaction is expected to close in late 2025, subject to certain customary closing conditions, including, among other things, SpartanNash shareholder approval and applicable regulatory approvals. C&S has obtained financing commitment letters for the Transaction. Wells Fargo has provided a debt financing commitment for the transaction.

Advisors

Solomon Partners is serving as the exclusive financial advisor to C&S. Gibson, Dunn & Crutcher LLP is serving as legal advisor to C&S, and Sullivan & Cromwell LLP is serving as legal advisor to C&S in connection with its debt financing.

BofA Securities, Inc. is serving as exclusive financial advisor to SpartanNash. Cleary Gottlieb Steen & Hamilton LLP is serving as legal advisor to SpartanNash.

About C&S Wholesale Grocers, LLC

C&S Wholesale Grocers, LLC is an industry leader in supply chain solutions and wholesale grocery supply in the United States. Founded in 1918 as a supplier to independent grocery stores, C&S now services customers of all sizes, supplying more than 7,500 independent supermarkets, chain stores, military bases and institutions with over 100,000 different products. C&S also proudly operates and supports corporate grocery stores and services independent franchisees under a chain-style model throughout the Midwest, South and Northeast. C&S is an engaged corporate citizen, supporting causes that positively impact our communities. To learn more, please visit www.cswg.com.

About SpartanNash

SpartanNash (Nasdaq: SPTN) is a food solutions company that delivers the ingredients for a better life. Committed to fostering a People First culture, the SpartanNash family of Associates is 20,000 strong. SpartanNash operates two complementary business segments – food wholesale and grocery retail. Its global supply chain network serves wholesale customers that include independent and chain grocers, national retail brands, e-commerce platforms, and U.S. military commissaries and exchanges. SpartanNash distributes products for every aisle in the grocery store, from fresh produce to household goods to its OwnBrands, which include the Our Family® portfolio of products. On the retail side, SpartanNash operates nearly 200 brick-and-mortar grocery stores, primarily under the banners of Family Fare, Martin’s Super Markets and D&W Fresh Market, in addition to dozens of pharmacies and fuel centers with convenience stores. Leveraging insights and solutions across its segments, SpartanNash offers a full suite of support services for independent grocers. For more information, visit spartannash.com.

Forward-Looking Statements

The matters discussed in this press release and in any related oral statements include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding the proposed acquisition (the “Transaction”) of SpartanNash by C&S, shareholder and regulatory approvals, the expected timetable for completing the Transaction, expected benefits of the Transaction and any other statements regarding the future plans, strategies, objectives, goals or expectations of the combined company. These forward-looking statements may be identifiable by words or phrases indicating that SpartanNash and/or C&S “expects,” “projects,” “anticipates,” “plans,” “believes,” “intends,” or “estimates,” or that a particular occurrence or event “may,” “could,” “should,” “will” or “will likely” result, occur or be pursued or “continue” in the future, that the “outlook,” “trend,” “guidance” or “target” is toward a particular result or occurrence, that a development is an “opportunity,” “priority,” “strategy,” “focus,” that the combined company is “positioned” for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date made. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies may affect actual results and could cause actual results to differ materially. These risks and uncertainties include the failure to obtain the required vote of SpartanNash’s shareholders in connection with the Transaction; the timing to consummate the Transaction and the risk that the Transaction may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Transaction; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts SpartanNash’s current plans and operations including the continued payment of quarterly dividends; the risk that certain restrictions during the pendency of the Transaction may impact SpartanNash’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on Transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Transaction could have adverse effects on the market price of SpartanNash’s common stock, credit ratings or operating results; and the risk that the Transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. SpartanNash and C&S can give no assurance that the conditions to the Transaction will be satisfied, or that it will close within the anticipated time period.

3 Source: The Ohio State University: https://health.osu.edu/discovery-and-innovation/research-advances/pharmacy-deserts

4 Source: U.S. Department of Agriculture: https://www.ers.usda.gov/data-products/food-access-research-atlas/documentation

Additional Information about the Proposed Transaction and Where to Find It

A meeting of shareholders of SpartanNash will be announced as promptly as practicable to seek SpartanNash shareholder approval in connection with the Transaction. SpartanNash intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Transaction. Following the filing of the definitive proxy statement with the SEC, SpartanNash will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Transaction. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that SpartanNash expects to file with the SEC in connection with the Transaction. SPARTANNASH URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPARTANNASH AND THE TRANSACTION. Any vote in respect of resolutions to be proposed at SpartanNash’s shareholder meeting to approve the Transaction or other responses in relation to the Transaction should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by SpartanNash with the SEC at www.sec.gov, the SEC’s website, or from SpartanNash’s website at https://www.spartannash.com/. In addition, the proxy statement and other documents filed by SpartanNash with the SEC (when available) may be obtained from SpartanNash free of charge by directing a request to Investor Relations at https://corporate.spartannash.com/investor-relations.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

SpartanNash, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from SpartanNash shareholders in connection with the Transaction. Information about the SpartanNash’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Board of Directors,” “Ownership of SpartanNash Stock,” “SpartanNash’s Executive Officers,” “Executive Compensation” and “Compensation of Directors” sections of the definitive proxy statement for SpartanNash’s annual meeting of shareholders, filed with the SEC on April 1, 2025. Additional information regarding ownership of SpartanNash’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of SpartanNash’s website located at https://corporate.spartannash.com/investor-relations. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement that SpartanNash expects to file in connection with the Transaction and other relevant materials SpartanNash may file with the SEC.

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C&S Wholesale Grocers, LLC

Media:
Lauren La Bruno
Senior Vice President of Communications & Marketing
C&S Wholesale Grocers, LLC
CSComm@cswg.com

Investor Relations:
Julie Drake
Vice President, Assistant Treasurer

C&S Wholesale Grocers, LLC
IR@cswg.com

SpartanNash Company

Media:

Adrienne Chance

SVP and Chief Communications Officer

SpartanNash Company

press@spartannash.com

Investor Relations:

Kayleigh Campbell

Head of Investor Relations

SpartanNash Company

kayleigh.campbell@spartannash.com

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